EXHIBIT 10.1


                               VISX, Incorporated
                             3400 Central Expressway
                              Santa Clara, CA 95051

                                 March 12, 2002


Dr. Eugene I. Gordon
Chairman and Chief Executive Officer
Medjet Inc.
1090 King Georges Post Road, Suite 301
Edison, NJ 08831

         RE:   RESEARCH, DEVELOPMENT AND EXPERIMENTAL COST SHARING AGREEMENT

Dear Dr. Gordon:

         I am writing in reference to the Research, Development and Experimental Cost Sharing Agreement (the "R&D AGREEMENT"), dated as of August 17, 2001, by and between VISX, Incorporated ("VISX") and Medjet Inc. ("MEDJET"). Capitalized terms not otherwise defined in this letter shall have the meanings given to such terms in the R&D Agreement.

         This letter is to confirm the parties' understanding that the $2,500,000 figure set forth in Section 1.2 of the R&D Agreement is not a cap on VISX's expenditures pursuant to the R&D Agreement. Rather, the $2,500,000 figure refers to the parties' estimate (at August 27, 2001) of what VISX's maximum expenditure under the R&D Agreement would be.

         Please indicate your agreement with the foregoing by signing the enclosed counterpart of this letter and returning it to the undersigned.

                                   Sincerely,

                                   VISX, INCORPORATED

                                         /S/ DEREK A. BERTOCCI
                                   -------------------------------------------
                                   Derek A. Bertocci
                                   Vice President, Controller

Agreed to and accepted.

MEDJET INC.


         /S/ EUGENE I. GORDON
----------------------------------
Dr. Eugene I. Gordon
Chairman and Chief Executive Officer